                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                                623,550.38
       Available Funds:
            Contract Payments due and received in this period                                                          5,001,534.67
            Contract Payments due in prior period(s) and received in this period                                         461,824.12
            Contract Payments received in this period for next period                                                    156,422.35
            Sales, Use and Property Tax, Maintenance, Late Charges                                                       118,828.30
            Prepayment Amounts related to early termination in this period                                             1,384,183.37
            Servicer Advance                                                                                             417,465.02
            Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
            Transfer from Reserve Account                                                                                 14,631.43
            Interest earned on Collection Account                                                                         24,037.29
            Interest earned on Affiliated Account                                                                          1,514.06
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
              < Predecessor contract)                                                                                          0.00
            Amounts paid under insurance policies                                                                              0.00
            Any other amounts                                                                                                  0.00

                                                                                                                     --------------
       Total Available Funds                                                                                           8,203,990.99
       Less: Amounts to be Retained in Collection Account                                                                622,230.77
                                                                                                                     --------------
       AMOUNT TO BE DISTRIBUTED                                                                                        7,581,760.22
                                                                                                                     ==============

       DISTRIBUTION OF FUNDS:
              1. To Trustee -  Fees                                                                                            0.00
              2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              461,824.12
              3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                         0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                             5,016,341.63
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                               370,516.11
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                               595,956.85
                    b) Class B Principal and Interest                                                                    102,974.45
                    c) Class C Principal and Interest                                                                    206,993.11
                    d) Class D Principal and Interest                                                                    140,993.03
                    e) Class E Principal and Interest                                                                    188,882.52

              4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
              5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        87,390.77
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      163,346.98
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            14,631.43
              6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              144,379.65
              7. To Servicer, Servicing Fee and other Servicing Compensations                                             87,529.57
                                                                                                                     --------------
       TOTAL FUNDS DISTRIBUTED                                                                                         7,581,760.22
                                                                                                                     ==============

                                                                                                                     --------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        622,230.77
                                                                                                                     ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $ 2,702,437.25
            - Add Investment Earnings                                                                                     14,631.43
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                    14,631.43
                                                                                                                     --------------
End of period balance                                                                                                $ 2,702,437.25
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $ 2,702,437.25
                                                                                                                     ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                             161,249,695.32
                   Pool B                                              44,152,549.20
                                                                    ----------------
                                                                                                              205,402,244.52
Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         935,224.78
Class A Monthly Interest - Pool B                                         256,078.36

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      3,728,071.51
Class A Monthly Principal - Pool B                                      1,063,439.94
                                                                    ----------------
                                                                                                                4,791,511.45
Ending Principal Balance of the Class A Notes
                   Pool A                                             157,521,623.81
                   Pool B                                              43,089,109.26
                                                                    ----------------
                                                                                                            ----------------
                                                                                                              200,610,733.07
                                                                                                            ================
----------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                                            Principal Paid Per $1,000               Ending Principal
Original Face $237,814,000                                          Original Face $237,814,000              Balance Factor
                $ 5.009390                                                        $ 20.148147                     84.356149%
----------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                     0.00
                   Class A2                                            41,253,244.52
                   Class A3                                            65,098,000.00
                   Class A4                                            99,051,000.00
                                                                    ----------------

Class A Monthly Interest                                                                                      205,402,244.52
                   Class A1 (Actual Number Days/360)                            0.00
                   Class A2                                               224,830.18
                   Class A3                                               370,516.11
                   Class A4                                               595,956.85

                                                                    ----------------

Class A Monthly Principal
                   Class A1                                                     0.00
                   Class A2                                             4,791,511.45
                   Class A3                                                     0.00
                   Class A4                                                     0.00
                                                                    ----------------
                                                                                                                4,791,511.45
Ending Principal Balance of the Class A Notes
                   Class A1                                                     0.00
                   Class A2                                            36,461,733.07
                   Class A3                                            65,098,000.00
                   Class A4                                            99,051,000.00
                                                                    ----------------
                                                                                                            ----------------
                                                                                                              200,610,733.07
                                                                                                            ================
Class A2
----------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                                            Principal Paid Per $1,000               Ending Principal
Original Face $42,182,000                                           Original Face $42,182,000               Balance Factor
              $ 5.330003                                                         $ 113.591377                     86.439081%
----------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


V. CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                               Pool A                                    2,748,849.48
                               Pool B                                      752,677.42
                                                                       --------------
                                                                                                3,501,526.90

       Class B Overdue Interest, if any                                          0.00
       Class B Monthly Interest - Pool A                                    16,722.17
       Class B Monthly Interest - Pool B                                     4,578.79
       Class B Overdue Principal, if any                                         0.00
       Class B Monthly Principal - Pool A                                   63,546.67
       Class B Monthly Principal - Pool B                                   18,126.82
                                                                       --------------
                                                                                                   81,673.49
       Ending Principal Balance of the Class B Notes
                               Pool A                                    2,685,302.81
                               Pool B                                      734,550.60
                                                                       --------------
                                                                                              ==============
                                                                                                3,419,853.41
                                                                                              ==============

       -------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                             Principal Paid Per $1,000         Ending Principal
       Original Face $4,054,000                             Original Face $4,054,000          Balance Factor
                     $ 5.254307                                           $ 20.146396               84.357509%
       -------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                               Pool A                                    5,496,917.95
                               Pool B                                    1,505,135.84
                                                                       --------------
                                                                                                7,002,053.79

       Class C Overdue Interest, if any                                          0.00
       Class C Monthly Interest - Pool A                                    34,264.12
       Class C Monthly Interest - Pool B                                     9,382.01
       Class C Overdue Principal, if any                                         0.00
       Class C Monthly Principal - Pool A                                  127,093.35
       Class C Monthly Principal - Pool B                                   36,253.63
                                                                       --------------
                                                                                                  163,346.98
       Ending Principal Balance of the Class C Notes
                               Pool A                                    5,369,824.60
                               Pool B                                    1,468,882.21
                                                                       --------------
                                                                                              ==============
                                                                                                6,838,706.81
                                                                                              ==============

       -------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                             Principal Paid Per $1,000         Ending Principal
       Original Face $8,107,000                             Original Face $8,107,000          Balance Factor
                     $ 5.383758                                           $ 20.148881               84.355579%
       -------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


VII.  CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                               Pool A                                    3,664,872.30
                               Pool B                                    1,003,496.90
                                                                       --------------
                                                                                                    4,668,369.20

       Class D Overdue Interest, if any                                          0.00
       Class D Monthly Interest - Pool A                                    25,196.00
       Class D Monthly Interest - Pool B                                     6,899.04
       Class D Overdue Principal, if any                                         0.00
       Class D Monthly Principal - Pool A                                   84,728.90
       Class D Monthly Principal - Pool B                                   24,169.09
                                                                       --------------
                                                                                                      108,897.99
       Ending Principal Balance of the Class D Notes
                               Pool A                                    3,580,143.40
                               Pool B                                      979,327.81
                                                                       --------------
                                                                                                  ==============
                                                                                                    4,559,471.21
                                                                                                  ==============

       ---------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                             Principal Paid Per $1,000           Ending Principal
       Original Face $5,405,000                             Original Face $5,405,000            Balance Factor
                     $ 5.938028                                           $ 20.147639                 84.356544%
       ---------------------------------------------------------------------------------------------------------


VIII.  CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                               Pool A                                    4,580,895.13
                               Pool B                                    1,254,316.36
                                                                       --------------
                                                                                                    5,835,211.49

       Class E Overdue Interest, if any                                          0.00
       Class E Monthly Interest - Pool A                                    41,418.93
       Class E Monthly Interest - Pool B                                    11,341.11
       Class E Overdue Principal, if any                                         0.00
       Class E Monthly Principal - Pool A                                  105,911.12
       Class E Monthly Principal - Pool B                                   30,211.36
                                                                       --------------
                                                                                                      136,122.48
       Ending Principal Balance of the Class E Notes
                               Pool A                                    4,474,984.01
                               Pool B                                    1,224,105.00
                                                                       --------------
                                                                                                  ==============
                                                                                                    5,699,089.01
                                                                                                  ==============

       ---------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                             Principal Paid Per $1,000           Ending Principal
       Original Face $6,756,000                             Original Face $6,756,000            Balance Factor
                       7.809361                                           $ 20.148384                 84.355965%
       ---------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                               Pool A                                             5,497,483.95
                               Pool B                                             1,505,294.54
                                                                                --------------
                                                                                                              7,002,778.49

       Residual Interest - Pool A                                                    68,605.60
       Residual Interest - Pool B                                                    18,785.17
       Residual Principal - Pool A                                                  127,093.35
       Residual Principal - Pool B                                                   36,253.63
                                                                                --------------
                                                                                                                163,346.98
       Ending Residual Principal Balance
                               Pool A                                             5,370,390.60
                               Pool B                                             1,469,040.91
                                                                                --------------
                                                                                                            --------------
                                                                                                              6,839,431.51
                                                                                                            ==============

X.  PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                          87,529.57
       - Servicer Advances reimbursement                                                                        461,824.12
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        144,379.65
                                                                                                            --------------
       Total amounts due to Servicer                                                                            693,733.34
                                                                                                            ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 183,238,714.12

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                4,236,444.90

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            ----------------
           ending of the related Collection Period                                                                    179,002,269.22
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          3,028,070.10

            - Principal portion of Prepayment Amounts                                                1,208,374.80

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                   --------------
                                        Total Decline in Aggregate Discounted Contract Balance       4,236,444.90
                                                                                                   ==============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  50,173,470.24

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                1,208,454.48

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            ----------------
           ending of the related Collection Period                                                                     48,965,015.76
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          1,041,578.24

            - Principal portion of Prepayment Amounts                                                  166,876.24

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                   --------------
                                        Total Decline in Aggregate Discounted Contract Balance       1,208,454.48
                                                                                                   ==============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     227,967,284.98
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                             Predecessor
                                                                      Discounted          Predecessor       Discounted
         Lease #          Lessee Name                                 Present Value       Lease #           Present Value
         -------------------------------------------------            ---------------     --------------    ------------------
                          NONE











                                                                      ---------------                       ------------------
                                                          Totals:              $0.00                                     $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                     $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                         YES       NO  X
                                                            -----    -----

       POOL B                                                                                               Predecessor
                                                                     Discounted            Predecessor      Discounted
       Lease #            Lessee Name                                Present Value         Lease #          Present Value
       -------------------------------------------------             ---------------       --------------   ------------------
                          NONE









                                                                     ---------------                        ------------------
                                                        Totals:                $0.00                                     $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                         0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES      NO  X
                                                             -----   -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                          Discounted           Predecessor        Discounted
       Lease #      Lessee Name                                           Present Value        Lease #            Present Value
       --------------------------------------------------------           ----------------     --------------     -----------------
                    None










                                                                          ----------------                        -----------------
                                                               Totals:               $0.00                                    $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                         0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES      NO  X
                                                             -----   -----

       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                          Discounted           Predecessor        Discounted
       Lease #       Lessee Name                                          Present Value        Lease #            Present Value
       ------------------------------------------------------             ----------------     --------------     -----------------
                     None









                                                                          ----------------                        -----------------
                                                             Totals:                 $0.00                                    $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES      NO  X
                                                                  -----   -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XV. POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE
    CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
    This Month                                653,418.41             This Month                            227,967,284.98
    1 Month Prior                           1,095,970.61             1 Month Prior                         233,412,184.36
    2 Months Prior                          1,250,202.28             2 Months Prior                        238,008,142.74

    Total                                   2,999,591.30             Total                                 699,387,612.08

    a) 3 MONTH AVERAGE                        999,863.77             b) 3 MONTH AVERAGE                    233,129,204.03

    c) a/b                                         0.43%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                     No         X
                                                                                            -----------------      -----------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                               Yes                     No         X
                                                                                            -----------------      -----------------
    B. An Indenture Event of Default has occurred and is then continuing?               Yes                     No         X
                                                                                            -----------------      -----------------

4.  Has a Servicer Event of Default occurred?                                           Yes                     No         X
                                                                                            -----------------      -----------------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                    Yes                     No         X
                                                                                            -----------------      -----------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
       or obligation not remedied within 90 days?                                       Yes                     No         X
                                                                                            -----------------      -----------------
    C. As of any Determination date, the sum of all defaulted contracts since the
       Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes                     No         X
                                                                                            -----------------      -----------------




6.  Aggregate Discounted Contract Balance at Closing Date                           Balance  $270,243,724.70
                                                                                            -----------------

    DELINQUENT LEASE SUMMARY

        Days Past Due        Current Pool Balance        # Leases
        -------------        --------------------        --------
              31 - 60               13,578,544.63              44
              61 - 90                2,017,435.37               9
             91 - 180                  653,418.41              11


    Approved By:
    Lisa J. Cruikshank
    Vice President